UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

NORTHVIEW ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

207 WEST 25TH ST., 9TH FLOOR

NEW YORK, NY 10001

(Address of principal executive offices and zip code)

(212) 494-9022

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	NVAC	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of common stock	NVACR	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	NVACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously announced, on March 18, 2025, NorthView Acquisition Corporation (the “Company”) adjourned its Special Meeting of Stockholders (the “Meeting”). On March 21, 2025, the Company reconvened the Meeting, at which the Company’s stockholder of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2025, which was first mailed by the Company to its stockholders on or about September 12, 2024. The Company’s definitive proxy statement was supplemented with the additional solicitation material filed with the SEC on March 18, 2025.

As of February 21, 2025, the record date for the Meeting, there were 5,881,269shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company issued and outstanding and entitled to vote at the Meeting. A total of 5,661,515 shares of the Common Stock, representing approximately 92.2% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. In connection with the proposals, 532,958 shares of the Company’s common stock were redeemed (the “Redemption”), with 5,348,311 shares of Common Stock remaining outstanding after the Redemption; 154,561 shares of Common Stock remaining outstanding after the Redemption are shares issued in connection with our initial public offering (the “Public Shares”). The Company initiated the contribution of $30,000 to the Company’s trust account at Continental Stock and Transfer on or about March 21, 2025. Our public stockholders will continue to have the opportunity to redeem all or a portion of their Public Shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount on deposit in the trust account as of two business days prior to the vote to approve the consummation of our initial business combination, including interest, divided by the number of then outstanding Public Shares, subject to the limitations described herein.

If we are unable to complete an initial business combination on or before June 22, 2025, (unless the stockholders approve a further amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Set forth below are the final voting results for the proposals:

Proposal 1:

A proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from March 22, 2025 until as late as June 22, 2025.

For	Against	Abstentions
5,661,016	499	0

Proposal 2:

A proposal to approve the amendment to the Investment Management Trust Agreement, dated December 20, 2021, by and between the Company and Continental Stock Transfer & Company, to authorize the extension subject to Proposal 1 above and its implementation by the Company.

For	Against	Abstentions
5,661,016	499	0

Proposal 3:

A proposal to amend the Company’s amended and restated certificate of incorporation to eliminate the limitation that would prevent the Company from redeeming public shares that would cause the Company to have net tangible assets of less than $5,000,001.

For	Against	Abstentions
5,661,016	499	0

Proposal 4:

A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the forgoing proposals.

For	Against	Abstentions
5,661,016	499	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of NorthView Acquisition Corporation, dated March 21, 2025
10.1	Form of Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHVIEW ACQUISITION CORP.

Date: March 25, 2025	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer

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